[EATON VANCE LOGO]

                                   EATON VANCE
                                      ASIAN
                                      SMALL
                                    COMPANIES
                                      FUND




                          ANNUAL REPORT AUGUST 31, 2001

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

LETTER TO SHAREHOLDERS

[Photo of         On September 11, 2001, the
James B. Hawkes]  world was shocked by terrorist
                  attacks on New York City,
James B. Hawkes   Washington, D.C. and
President         Shanksville, Pennsylvania.
                  We at Eaton Vance have been
                  profoundly saddened by these
                  events, and we extend our
                  prayers and condolences to all
                  the families that have been
                  affected by this tragedy.

While the nation has paused to mourn its losses, we have seen daily on display the very qualities that have made America the wonder of the world: unfailing courage in a moment of peril, persistence in the face of adversity and the determination among government, businesses and individuals to help their fellow citizens. Acts of heroism, large and small, have inspired and encouraged us all. We believe that, over time, these essential strengths will help lead the nation and the world on the road to recovery.

In the short-term, more uncertainty
and some economic hurdles...

To be sure, in the aftermath of these attacks, the world's economy may face more uncertainty in the coming year. That includes the Asian markets, which have registered negative stock market returns. These events occurred as the region's economy was already entering a slowdown. Initially, Japanese and U.S. consumer confidence may have suffered somewhat, a development that may hurt some regional exporters of consumer electronics in the near-term. Some countries - Korea, Malaysia, India and Hong Kong - have reduced interest rates to reinvigorate their economies. Meanwhile, China remains ready to provide a fiscal stimulus where needed. China and India remain fairly well insulated from external trade pressures, continuing to generate strong domestic activity and fairly strong GDP growth. We believe that China, in particular, will remain a primary engine for growth in Asia. In the first six months of 2001, China received $24 billion in foreign direct investment, a 21.7% rise over 2000 and a signal of confidence in that country's future.

Freedom - the latchkey to opportunity -
met the challenge of September 11...

Freedom was the real target on September 11, and, once again, rose to meet the challenge. History has shown that freedom is the latchkey to economic opportunity. In the past decade alone, billions of people in Asia and other emerging markets have overwhelmingly embraced that concept: that market economies and private enterprise can foster growth and raise hopes for a better life.

The recent past has been painful, but we are confident that, as the regional economies recover over time, the future will bring more opportunities throughout Asia. In the pages that follow, portfolio manager Zaheer Sitabkhan reviews the past year and looks ahead to the coming year.

                             Sincerely,

                             /s/ JAMES B. HAWKES

                             James B. Hawkes
                             President
                             October 5, 2001

--------------------------------------------------------------------------------
Fund Information
as of August 31, 2001

Performance(1)                                             Class A                Class B
-----------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------------------
One Year                                                   -20.89%                -21.64%
Life of Fund+                                               29.49                   3.95

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-----------------------------------------------------------------------------------------
One Year                                                   -25.43%                -25.28%
Life of Fund+                                               26.47                   1.38

+Inception dates: Class A: 3/1/99; Class B: 10/8/99


Ten Largest Equity Holdings(2)
-----------------------------------------------------------------------------------------
Great Eastern Holdings                                             6.9%
Dairy Farm International Holdings                                  5.9
Hite Brewery Co. Ltd.                                              5.4
PT Unilever Indonesia                                              5.2
Sun Pharmaceutical Industries Ltd.                                 4.9
China Insurance International Holdings                             4.8
Cafe de Coral Holdings Ltd.                                        4.6
Giordano International Ltd.                                        4.5
Hana Bank Ltd.                                                     3.4
NC Soft Corp.                                                      3.3

(1) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC average annual returns for Class A reflect a 5.75% sales charge. Class A shares redeemed within 3 months of purchase, including exchanges, are subject to a 1% early redemption fee. Class B returns reflect applicable CDSC based on the following schedule: 5%-1st and 2nd years; 4%-3rd year; 3%-4th year; 2%-5th year; 1%-6th year.

(2) Based on market value. Ten largest holdings represent 48.9% of the Portfolio's net assets. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
  MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT
      TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.
--------------------------------------------------------------------------------

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

MANAGEMENT DISCUSSION

[Photo of          AN INTERVIEW WITH
Zaheer Sitabkhan]  ZAHEER SITABKHAN,
                   DIRECTOR, LLOYD GEORGE MANAGEMENT,
                   INVESTMENT ADVISER TO
Zaheer Sitabkhan   ASIAN SMALL COMPANIES PORTFOLIO.
Portfolio Manager
                   Q: Zaheer, the past year has
                      been very challenging for the
                      markets throughout Asia.
                      How did the Fund perform?

A: Without question, this year has been most challenging for investors in Asia, as well as other parts of the world, and the Fund's performance reflects that. Eaton Vance Asian Small Companies Fund Class A shares had a total return of -20.89% for the year ended August 31, 2001. That return was the result of a decrease in net asset value per share (NAV) to $18.19 on August 31, 2001 from $24.13 on August 31, 2000.(1)

   Class B shares had a total return of -21.64% for the year. That return was the result of a decrease in NAV to $11.70 on August 31, 2001 from $16.07 on August 31, 2000.(1)

   Reflecting the broad market reversals, the Morgan Stanley Capital International All Country Asia Pacific Index - a broad-based, unmanaged index of common stocks traded in developed and emerging markets of the Asia Pacific region - had a return of -31.80% for the year ended August 31, 2001.(2)

Q: In your view, what has caused the market corrections?

A: Asia's economies have been profoundly affected by the slowdown in the U.S.
   Not surprisingly, markets with a large export exposure to the electronics sector have registered significant declines over the past year, and the Fund's performance has reflected that weakness. Those markets have been especially hard-hit, as the slow U.S. economy has resulted in weaker demand for technology products such as semiconductors, motherboards and electrical components. Japan's ongoing recession has been another drag on aggregate demand. However, while the region's markets posted negative returns, it's worth noting that China has continued to generate very strong growth. China's Gross Domestic Product rose 7.8% in the second quarter, a decline from 8.1% in the first quarter, but still among the fastest growing economies in the world. Hong Kong's economy underwent a modest contraction in the second quarter, but remains poised to benefit from its unique position relative to mainland China. Moreover, given the weakness in the global economy and continuing strong domestic activity, the Asian markets have been characterized by a number of changing trends.

Q: What sorts of changes have you detected in the Asian markets?

A: One major trend has been toward lower interest rates, in tandem with the dramatic decline in U.S. rates. Lower interest rates - together with low debt levels and improving current accounts - have made the region's bond markets more attractive to local investors. However, while that would normally be expected to prompt a broad stock market rally, we have seen instead a strong wave of consumer spending.


Five Largest Industry Weightings(3)
---------------------------------------------
By total net assets

Food & Beverages                       12.0%
Insurance                              11.7%
Retail - Food                          10.5%
Banking & Finance                       6.5%
Engineering                             5.8%


Regional Distribution(3)
---------------------------------------------
As a percentage of common stock investments

India                                  25.0%
Hong Kong                              21.4%
Korea                                  19.9%
Singapore                              13.6%
Indonesia                               5.5%
Malaysia                                5.5%
Australia                               3.3%
Thailand                                3.2%
Taiwan                                  2.6%


(1) These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for the Fund's Class B shares.

(2) It is not possible to invest directly in an Index.

(3) Because the Portfolio is actively managed, Industry Weightings and Regional Distribution are subject to change. All data are as of 8/31/01 and is based on total common stock holdings.

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

MANAGEMENT DISCUSSION CONT'D

   As a result, there has been a rotation in market leadership to sectors that are more sensitive to the rise in consumer spending. In contrast, the companies that benefited most in 1999 and 2000 - the telecom, media and technology sectors - have fallen out of favor with investors, as increasing competition and weaker foreign demand have dimmed their near-term prospects.

Q: How have these trends influenced your stock selection?

A: We've shifted the Portfolio's emphasis to consumer-related stocks. While the slowing global economy has had a negative impact on some export-sensitive companies, many consumer-related companies in China, India, Korea, Singapore and Taiwan have been able to exploit growing domestic market niches and benefit from strong consumer spending.

   In addition, lower interest rates have created a favorable climate for financial services companies, especially for banks and insurance companies. Capital formation remains critical to fueling Asia's growth. Financial services companies continue to provide both the investment vehicles and the expertise in finance needed to underwrite that growth.

   Finally, in an increasingly uncertain economic climate, the Portfolio has focused on some investments with defensive properties. Packaged foods and beverages are considered attractive in a slower economy because they are generally immune to fluctuations in the overall economy.

Q: You mentioned the Portfolio's increasing emphasis on consumer-related stocks. Could you give some examples?

A: Yes. PT Unilever is an Indonesia-based producer of consumer products for daily household uses, with factories located in Jakarta and Surabaya. The company currently produces 19 categories of branded consumer products, including soaps, detergents, cooking aids, food products and cosmetics. Because Unilever's product range includes household necessities, it has managed to grow its revenue base, even as Indonesia has struggled with a monetary crisis and a fluid political climate. As a measure of that growth, the company saw revenues rise 16% last year, while earnings rose more than 50%. Cafe de Coral Holdings operates 180 fast-food restaurants in Hong Kong and Guangdong province, and another 200 outlets worldwide. The largest fast-food operator in Hong Kong, the company offers a range of dining concepts, including self-service and casual dining, as well as an institutional catering service. Through an aggressive acquisition strategy, Cafe de Coral has increased its food processing and retail distribution channels, which have provided an additional revenue source.

Q: You indicated that lower interest rates should favor financial services companies. What financial stocks have you found attractive?

A: Singapore-based Great Eastern Holdings Ltd. was the Portfolio's largest investment at August 31. Insurance products have become the primary savings vehicle in developed Asia and an increasingly important conduit for investment. Great Eastern has generated impressive asset growth in recent years as a result of its innovative product line and enhanced distribution channels. In the past year, the company has introduced GreatLink mutual funds, education savings plans for children and medical savings plans for seniors. Great Eastern has enjoyed strong sales growth, as insurance-based products represented a less volatile investment alternative in an uncertain economic climate.

   Hana Bank is among Korea's fastest growing financial institutions. As a result of its 1999 merger with Boram Bank, Hana is now Korea's fourth largest bank, with 280 branches nationwide, and has ranked consistently among the nation's most profitable banks. Supplementing its strong generic growth, Hana has established strategic partnerships with other institutions to tap additional revenue sources. For example, in 2000 the company formed an asset management venture with Allianz, the giant German insurer, offering a broad range of insurance and investment products.

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

MANAGEMENT DISCUSSION CONT'D

Q: You also mentioned the importance of defensive investments in the current market. Could you expand on that theme?

A: Certainly. In an environment such as this, food and beverage companies tend to enjoy consistent demand, even as more economically sensitive companies experience declining sales. Dairy Farm International operates convenience stores, groceries and other retail outlets. With more than 4,000 stores throughout Asia and Australasia, Dairy Farm is positioned to benefit from Asia's growing market for consumer products. In April, the company announced the sale of its Franklin's subsidiary. The proceeds of $300 million will further strengthen Dairy Farm's balance sheet and make the company a stronger entry in an increasingly competitive retail marketplace.

   Hite Brewery is a Korean brewer that has posted strong sales momentum in recent years. The company has made significant gains in market share, currently controlling around 50% of the Korean market. Hite added to its marketing and financial strength through an agreement with Swedish brewer Carlsberg, the world's fourth largest brewer.

Q: Zaheer, what is your outlook for Asian smaller companies?

A: The outlook for global economic growth is uncertain at best, and has been further clouded by the tragic recent events in the United States. If the U.S. lapses into a full-scale recession, demand for Asian technology and electronic exports could weaken further. That would likely exert increasing pressure on those manufacturers and suppliers.

   However, we believe that there remain many smaller Asian companies that are generating above-average earnings growth in the current challenging climate. In light of this year's market pullback, these companies have traded at very attractive multiples. In an increasingly uncertain global economy, investors typically look for earnings visibility, the confidence that companies can deliver profits in the foreseeable future. Using this benchmark, we believe that Asian small companies merit consideration by investors and could provide growth opportunities in the coming year.


                        ASIAN SMALL COMPANIES FUND-A
                              Inception: 3/1/99

                     FUND              FUND                MSCI-AC ASIA
                   VALUE AT         VALUE WITH                PACIFIC
     DATE             NAV          SALES CHARGE                INDEX

        3/31/1999       10,000                 10,000                   10,000
        4/30/1999       11,058                 10,420                   10,779
        5/31/1999       11,337                 10,682                   10,281
        6/30/1999       13,250                 12,485                   11,408
        7/31/1999       14,206                 13,386                   12,019
        8/31/1999       14,708                 13,858                   12,066
        9/30/1999       15,292                 14,409                   12,336
       10/31/1999       16,620                 15,661                   12,801
       11/30/1999       19,499                 18,373                   13,456
       12/31/1999       24,573                 23,154                   14,370
        1/31/2000       24,033                 22,645                   14,003
        2/29/2000       27,429                 25,845                   13,679
        3/31/2000       28,201                 26,573                   14,515
        4/30/2000       24,275                 22,873                   13,406
        5/31/2000       22,647                 21,339                   12,700
        6/30/2000       23,652                 22,286                   13,542
        7/31/2000       21,679                 20,427                   12,302
        8/31/2000       22,451                 21,155                   12,787
        9/30/2000       20,535                 19,349                   11,931
       10/31/2000       19,646                 18,512                   11,161
       11/30/2000       18,709                 17,628                   10,752
       12/31/2000       18,064                 17,021                   10,325
        1/31/2001       19,939                 18,788                   10,636
        2/28/2001       19,256                 18,144                   10,151
        3/31/2001       17,098                 16,110                    9,551
        4/30/2001       17,430                 16,423                   10,062
        5/31/2001       18,650                 17,573                   10,040
        6/30/2001       18,162                 17,113                    9,610
        7/31/2001       17,723                 16,699                    9,006
        8/31/2001       17,762                 16,736                    8,832

Performance                                                Class A                Class B
-----------------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
-----------------------------------------------------------------------------------------
One Year                                                   -20.89%                -21.64%
Life of Fund+                                               29.49                   3.95

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
-----------------------------------------------------------------------------------------
One Year                                                   -25.43%                -25.28%
Life of Fund+                                               26.47                   1.38

+Inception dates: Class A: 3/1/99; Class B: 10/8/99

* Source: TowersData, Bethesda, MD. Investment operations commenced 3/1/99. Index information is available only at month-end; therefore, the line comparison begins at the next month-end following the commencement of the Fund's investment operations. Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less their original cost.

  The performance chart above compares the Fund's total return with that of a broad-based securities market index. Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Morgan Stanley Capital International All Country Asia Pacific Index - a broad-based index of common stocks traded in developed and emerging markets of the Asia Pacific region. An investment in the Fund's Class B shares on 10/8/99 at net asset value would have been worth $10,263 on August 31, 2001. The Index's total returns do not reflect any commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001
Assets
----------------------------------------------------
Investment in Asian Small Companies
   Portfolio, at value
   (identified cost, $564,507)            $  297,787
Receivable from the Distributor               47,560
Due from bank                                 22,000
----------------------------------------------------
TOTAL ASSETS                              $  367,347
----------------------------------------------------

Liabilities
----------------------------------------------------
Payable for Fund shares redeemed          $      349
Payable to affiliate for distribution
   and service fees                              301
Accrued expenses                              12,724
----------------------------------------------------
TOTAL LIABILITIES                         $   13,374
----------------------------------------------------
NET ASSETS                                $  353,973
----------------------------------------------------

Sources of Net Assets
----------------------------------------------------
Paid-in capital                           $  798,594
Accumulated undistributed net realized
   gain from Portfolio
   (computed on the basis of identified
   cost)                                    (175,034)
Accumulated net investment loss               (2,867)
Net unrealized depreciation from
   Portfolio (computed on the basis of
   identified cost)                         (266,720)
----------------------------------------------------
TOTAL                                     $  353,973
----------------------------------------------------
Class A Shares
----------------------------------------------------
NET ASSETS                                $  339,889
SHARES OUTSTANDING                            18,690
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $    18.19
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $18.19)      $    19.30
----------------------------------------------------

Class B Shares
----------------------------------------------------
NET ASSETS                                $   14,084
SHARES OUTSTANDING                             1,204
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $    11.70
----------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2001
Investment Income
----------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $2,222)              $   11,021
Expenses allocated from Portfolio            (10,876)
----------------------------------------------------
NET INVESTMENT INCOME FROM PORTFOLIO      $      145
----------------------------------------------------

Expenses
----------------------------------------------------
Management fee                            $    2,425
Distribution and service fees
   Class A                                     4,669
   Class B                                       394
Registration fees                             28,144
Legal and accounting services                 15,970
Custodian fee                                  5,107
Printing and postage                           4,721
Transfer and dividend disbursing agent
   fees                                          332
Miscellaneous                                  1,779
----------------------------------------------------
TOTAL EXPENSES                            $   63,541
----------------------------------------------------
Deduct --
   Reduction of management fee            $    2,425
   Allocation of expenses to the
      Distributor                             47,560
----------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $   49,985
----------------------------------------------------

NET EXPENSES                              $   13,556
----------------------------------------------------

NET INVESTMENT LOSS                       $  (13,411)
----------------------------------------------------

Realized and Unrealized
Gain (Loss) from Portfolio
----------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)
      (net of foreign taxes, $8,886)      $  141,451
   Foreign currency transactions              (5,595)
----------------------------------------------------
NET REALIZED LOSS                         $ (147,046)
----------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ (203,867)
   Foreign currency                            1,626
----------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (202,241)
----------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $ (349,287)
----------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $ (362,698)
----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2001  AUGUST 31, 2000
--------------------------------------------------------------------------
From operations --
   Net investment loss                    $       (13,411) $       (24,008)
   Net realized gain (loss)                      (147,046)         309,227
   Net change in unrealized
      appreciation (depreciation)                (202,241)         (68,246)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $      (362,698) $       216,973
--------------------------------------------------------------------------
Distributions to shareholders --
   From net investment income
      Class A                             $            --  $        (1,374)
   In excess of net investment income
      Class A                                          --             (135)
   From net realized gain
      Class A                                     (74,363)              --
      Class B                                      (2,032)              --
--------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $       (76,395) $        (1,509)
--------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $       125,295  $     1,078,662
      Class B                                      74,911          138,662
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                      74,363            1,507
      Class B                                       2,031               --
   Cost of shares redeemed
      Class A                                  (1,157,603)         (39,986)
      Class B                                     (95,679)         (99,028)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $      (976,682) $     1,079,817
--------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $    (1,415,775) $     1,295,281
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $     1,769,748  $       474,467
--------------------------------------------------------------------------
AT END OF YEAR                            $       353,973  $     1,769,748
--------------------------------------------------------------------------

Accumulated net investment
loss included in net assets
--------------------------------------------------------------------------
AT END OF YEAR                            $        (2,867) $            --
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                 CLASS A
                                  --------------------------------------
                                          YEAR ENDED AUGUST 31,
                                  --------------------------------------
                                    2001(1)        2000        1999(2)
------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $24.130      $15.840       $10.000
------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------
Net investment income (loss)        $(0.268)     $(0.322)      $ 0.046
Net realized and unrealized
   gain (loss)                       (4.632)       8.660         5.794
------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(4.900)     $ 8.338       $ 5.840
------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------
From net investment income          $    --      $(0.044)      $    --
In excess of net investment
   income                                --       (0.004)           --
From net realized gain               (1.040)          --            --
------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(1.040)     $(0.048)      $    --
------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $18.190      $24.130       $15.840
------------------------------------------------------------------------

TOTAL RETURN(3)                      (20.89)%      52.65%        58.40%
------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $   340      $ 1,723       $   474
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     2.78%        2.70%         1.40%(5)
   Net expenses after
      custodian fee
      reduction(4)                     2.50%        2.49%         1.40%(5)
   Net investment income
      (loss)                          (1.38)%      (1.66)%        2.69%(5)
Portfolio Turnover of the
   Portfolio                            109%         112%          105%
------------------------------------------------------------------------
+  The operating expenses of the Fund reflect a reduction of the management fee and distribution fee as well as an allocation of expenses to the Distributor. Had such actions not been taken, the ratios would have been as follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                         7.84%        6.67%         8.23%(5)
   Expenses after custodian
      fee reduction(4)                 7.56%        6.46%         8.23%(5)
   Net investment loss                (6.44)%      (5.63)%       (4.13)%(5)
Net investment loss per share       $(1.251)     $(1.092)      $(0.071)
------------------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the start of business, March 1, 1999 to August 31, 1999.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of the corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                           CLASS B
                                  --------------------------
                                    YEAR ENDED AUGUST 31,
                                  --------------------------
                                    2001(1)        2000(2)
------------------------------------------------------------
Net asset value -- Beginning
   of year                          $16.070        $11.700
------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------
Net investment loss                 $(0.234)       $(0.345)
Net realized and unrealized
   gain (loss)                       (3.096)         4.715
------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(3.330)       $ 4.370
------------------------------------------------------------

Less distributions
------------------------------------------------------------
From net realized gain              $(1.040)       $    --
------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $(1.040)       $    --
------------------------------------------------------------

NET ASSET VALUE -- END OF
   PERIOD                           $11.700        $16.070
------------------------------------------------------------

TOTAL RETURN(3)                      (21.64)%        37.35%
------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $    14        $    47
Ratios (As a percentage of
   average daily net assets):
   Net expenses(4)                     3.28%          2.77%(5)
   Net expenses after
      custodian fee
      reduction(4)                     3.00%          2.56%(5)
   Net investment loss                (1.88)%        (1.59)%(5)
Portfolio Turnover of the
   Portfolio                            109%           112%
------------------------------------------------------------
+  The operating expenses of the Fund reflect a reduction of the management fee and distribution fee as well as an
   allocation of expenses to the Distributor. Had such
   actions not been taken, the ratios would have been as
   follows:
Ratios (As a percentage of
   average daily net assets):
   Expenses(4)                        10.80%          4.81%(5)
   Expenses after custodian
      fee reduction(4)                10.52%          4.60%(5)
   Net investment loss                (9.40)%        (3.63)%(5)
Net investment loss per share       $(1.170)       $(0.788)
------------------------------------------------------------

 (1) Net investment income per share was computed using average shares outstanding.
 (2) For the period from the commencement of offering of Class B shares, October 8, 1999 to August 31, 2000.
 (3) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.
 (4) Includes the Fund's share of the corresponding Portfolio's allocated expenses.
 (5)  Annualized.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Asian Small Companies Fund (the Fund) is a diversified series of Eaton Vance Growth Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers two classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class specific expenses. The Fund invests all of its investable assets in interests in Asian Small Companies Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (0.68% at August 31, 2001). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its net investment income and any net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At August 31, 2001, the Fund, for federal income tax purposes, had capital loss carryovers which will reduce the taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryovers will expire August 31, 2009, in the amount of $(16,449).

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

 F Other -- Investment transactions are accounted for on a trade-date basis.

2 Distributions to Shareholders
-------------------------------------------
   It is present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of the net investment income allocated to the Fund by the Portfolio, less the Fund's direct expenses and at least one distribution annually of all or substantially all of the net realized capital gains (reduced by any available capital loss carryforwards from prior years) allocated to the Fund by the Portfolio, if any. Shareholders may reinvest all distributions in shares of the Fund at the per share net asset value as of the close of business on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED AUGUST 31,
                                              ---------------------
    CLASS A                                   2001        2000
    ---------------------------------------------------------------
    Sales                                         6,153     42,970
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                  3,536         65
    Redemptions                                 (62,392)    (1,590)
    ---------------------------------------------------------------
    NET INCREASE (DECREASE)                     (52,703)    41,445
    ---------------------------------------------------------------

                                              YEAR ENDED AUGUST 31,
                                              ---------------------
    CLASS B                                   2001        2000(1)
    ---------------------------------------------------------------
    Sales                                         6,322      9,008
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                    149         --
    Redemptions                                  (8,189)    (6,086)
    ---------------------------------------------------------------
    NET INCREASE (DECREASE)                      (1,718)     2,922
    ---------------------------------------------------------------

 (1) For the period from the commencement of offering of Class B shares, October 8, 1999 to August 31, 2000.

4 Management Fee and Other Transactions
  with Affiliates
-------------------------------------------
   The management fee is earned by Eaton Vance Management (EVM) as compensation for management and administration of the business affairs of the Fund. The fee is based on a percentage of average daily net assets. For the year ended August 31, 2001 the fee was equivalent to 0.25% of the Fund's average net assets for such period and amounted to $2,425. To reduce the net operating loss of the Fund, EVM waived their fee. Except for Trustees of the Fund who are not members of EVM's organization, officers and Trustees receive remuneration for their services to the Fund out of such management fee. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, did not receive any compensation from the Eaton Vance Asian Small Companies Fund as its portion of the sales charge on sales of Class A shares for the year ended August 31, 2001.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organization.

5 Distribution Plan
-------------------------------------------
   The Fund has in effect distribution plans for Class A (Class A Plan) and Class B (Class B Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940 and service plans for Class A and Class B (collectively, the Plans). The Class B Plan requires the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B shares. The Class A Plan requires the Fund to pay EVD an amount equal to
   (a) 0.50% of that portion of the Fund's Class A shares average daily net assets attributable to Class A shares of the Fund which have remained outstanding for less than one year and (b) 0.25% of that portion of the Fund's Class A average daily net assets which is attributable to Class A shares of the Fund which have remained outstanding for more than one year, for providing ongoing distribution services and facilities to the Fund. The Fund's Class B shares will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% of the aggregate amount received by the Fund for the Class B shares sold plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and daily amounts theretofore paid to EVD. The Fund paid or accrued approximately $4,669 and $295 for Class A, and Class B shares, respectively to or payable to EVD for the year ended August 31, 2001, representing approximately 0.45%, and 0.75% of the average daily net assets for Class A, and Class B shares, respectively. In addition, to reduce the net operating loss of the Fund, the Distributor voluntarily assumed $47,560 of the Fund's expenses. At August 31, 2001, the amount of Uncovered Distribution Charges EVD calculated under the Plan was approximately $13,000 for Class B shares.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, and Class B shares for

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   each fiscal year. The Trustees initially implemented the Plans by authorizing the Fund to make quarterly payments of service fees to EVD and investment dealers equal to 0.25% per annum of the Fund's average daily net assets attributable to Class A and Class B shares based on the value of Fund shares sold by such persons and remaining outstanding for at least one year. On October 4, 1999, the Trustees approved service fee payments equal to 0.25% per annum of the Fund's average daily net assets attributable to Class B shares for any fiscal year on shares of the Fund sold on or after October 12, 1999. Service fee payments will be made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fee payments for the year ended August 31, 2001 amounted to approximately $99, for Class B shares.

   Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class A shares made within three months of purchase and on redemptions of Class B shares made within six years of purchase. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. Class A shares will be subject to a 1% CDSC if redeemed within three months of purchase. Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund's Distribution Plan (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be credited to the Fund. EVD received approximately $4,000 of CDSC paid by Class B Shareholders for the year ended August 31, 2001.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $249,592 and $1,326,913 respectively, for the year ended August 31, 2001.

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES OF EATON VANCE GROWTH TRUST AND SHAREHOLDERS OF EATON VANCE ASIAN SMALL COMPANIES FUND:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Asian Small Companies Fund (one of the series constituting Eaton Vance Growth Trust) as of August 31, 2001, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Eaton Vance Asian Small Companies Fund at August 31, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 5, 2001

ASIAN SMALL COMPANIES PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 94.0%

SECURITY                                  SHARES      VALUE
-----------------------------------------------------------------

AUSTRALIA -- 3.1%

SECURITY                                  SHARES      VALUE
Engineering -- 3.1%
-----------------------------------------------------------------
Transfield Services Ltd.(1)               1,187,000   $ 1,346,844
-----------------------------------------------------------------
                                                      $ 1,346,844
-----------------------------------------------------------------
Industrial Goods -- 0.0%
-----------------------------------------------------------------
Kinetic Power Ltd.(1)(2)                    350,000   $         0
-----------------------------------------------------------------
                                                      $         0
-----------------------------------------------------------------
Total Australia
   (identified cost $1,314,515)                       $ 1,346,844
-----------------------------------------------------------------

HONG KONG -- 20.1%

SECURITY                                  SHARES      VALUE
Automotive -- 1.9%
-----------------------------------------------------------------
Brilliance China Automotive Holdings,
Ltd.                                      4,728,000   $   818,339
-----------------------------------------------------------------
                                                      $   818,339
-----------------------------------------------------------------
Distribution/Wholesale -- 1.9%
-----------------------------------------------------------------
Esprit Holdings Ltd.                        761,000   $   848,840
-----------------------------------------------------------------
                                                      $   848,840
-----------------------------------------------------------------
Insurance -- 4.8%
-----------------------------------------------------------------
China Insurance International Holdings
Co., Ltd.                                 5,158,000   $ 2,132,717
-----------------------------------------------------------------
                                                      $ 2,132,717
-----------------------------------------------------------------
Miscellaneous -- 0.0%
-----------------------------------------------------------------
CIM Co., Ltd.(2)                            300,000   $         0
-----------------------------------------------------------------
                                                      $         0
-----------------------------------------------------------------
Printing -- 2.4%
-----------------------------------------------------------------
Leefung-Asco Printers Holdings Ltd.       6,849,000   $ 1,053,733
-----------------------------------------------------------------
                                                      $ 1,053,733
-----------------------------------------------------------------
Retail - Apparel -- 4.5%
-----------------------------------------------------------------
Giordano International Ltd.               4,061,102   $ 1,965,545
-----------------------------------------------------------------
                                                      $ 1,965,545
-----------------------------------------------------------------

SECURITY                                  SHARES      VALUE
-----------------------------------------------------------------
Retail - Restaurants -- 4.6%
-----------------------------------------------------------------
Cafe de Coral Holdings Ltd.               3,851,000   $ 2,024,321
-----------------------------------------------------------------
                                                      $ 2,024,321
-----------------------------------------------------------------
Total Hong Kong
   (identified cost $7,375,455)                       $ 8,843,495
-----------------------------------------------------------------

INDIA -- 23.4%

SECURITY                                  SHARES      VALUE
Audio/Video Products -- 2.7%
-----------------------------------------------------------------
Moser-Baer India Ltd.                       224,000   $ 1,186,554
-----------------------------------------------------------------
                                                      $ 1,186,554
-----------------------------------------------------------------
Banking and Finance -- 3.1%
-----------------------------------------------------------------
HDFC Bank Ltd.                              269,081   $ 1,349,688
-----------------------------------------------------------------
                                                      $ 1,349,688
-----------------------------------------------------------------
Engineering -- 2.7%
-----------------------------------------------------------------
Asea Brown Boveri Ltd.                      249,067   $ 1,208,070
-----------------------------------------------------------------
                                                      $ 1,208,070
-----------------------------------------------------------------
Food and Beverages -- 6.6%
-----------------------------------------------------------------
Britannia Industries Ltd.                    87,680   $ 1,035,339
Smithkline Beecham Consumer Healthcare
Ltd.                                         61,700       571,367
United Breweries Ltd.                       671,000     1,326,478
-----------------------------------------------------------------
                                                      $ 2,933,184
-----------------------------------------------------------------
Media -- 1.7%
-----------------------------------------------------------------
UTV Software Solutions Communications
Co., Ltd.(2)                                351,400   $   745,756
-----------------------------------------------------------------
                                                      $   745,756
-----------------------------------------------------------------
Pharmaceutical -- 4.9%
-----------------------------------------------------------------
Sun Pharmaceutical Industries Ltd.          191,175   $ 2,176,279
-----------------------------------------------------------------
                                                      $ 2,176,279
-----------------------------------------------------------------
Transport - Services -- 1.7%
-----------------------------------------------------------------
Blue Dart Express Ltd.                      397,254   $   768,036
-----------------------------------------------------------------
                                                      $   768,036
-----------------------------------------------------------------
Total India
   (identified cost $12,701,848)                      $10,367,567
-----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ASIAN SMALL COMPANIES PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES      VALUE
-----------------------------------------------------------------

INDONESIA -- 5.2%

SECURITY                                  SHARES      VALUE
Soap & Cleaning Preparations -- 5.2%
-----------------------------------------------------------------
PT Unilever Indonesia Tbk                 1,190,000   $ 2,282,652
-----------------------------------------------------------------
                                                      $ 2,282,652
-----------------------------------------------------------------
Total Indonesia
   (identified cost $1,942,240)                       $ 2,282,652
-----------------------------------------------------------------

MALAYSIA -- 5.1%

SECURITY                                  SHARES      VALUE
Building - Heavy Construction -- 1.0%
-----------------------------------------------------------------
Dialog Group Berhad                         373,334   $   457,825
-----------------------------------------------------------------
                                                      $   457,825
-----------------------------------------------------------------
Computers - Integrated Systems -- 1.5%
-----------------------------------------------------------------
Mesiniaga Berhad                            600,000   $   656,842
-----------------------------------------------------------------
                                                      $   656,842
-----------------------------------------------------------------
Telecommunication Services -- 2.6%
-----------------------------------------------------------------
Technology Resources Industries
Berhad(1)                                 1,515,000   $ 1,164,158
-----------------------------------------------------------------
                                                      $ 1,164,158
-----------------------------------------------------------------
Total Malaysia
   (identified cost $2,030,357)                       $ 2,278,825
-----------------------------------------------------------------

REPUBLIC OF KOREA -- 18.7%

SECURITY                                  SHARES      VALUE
Automotive -- 1.0%
-----------------------------------------------------------------
Halla Climate Control Corp.                  16,720   $   428,785
-----------------------------------------------------------------
                                                      $   428,785
-----------------------------------------------------------------
Banking and Finance -- 3.4%
-----------------------------------------------------------------
Hana Bank                                   196,000   $ 1,486,474
-----------------------------------------------------------------
                                                      $ 1,486,474
-----------------------------------------------------------------
Food and Beverages -- 5.4%
-----------------------------------------------------------------
Hite Brewery Co., Ltd.                       66,560   $ 2,386,064
-----------------------------------------------------------------
                                                      $ 2,386,064
-----------------------------------------------------------------

SECURITY                                  SHARES      VALUE
-----------------------------------------------------------------
Internet Content - Entertainment -- 3.3%
-----------------------------------------------------------------
NC Soft Corp.                                17,900   $ 1,448,515
-----------------------------------------------------------------
                                                      $ 1,448,515
-----------------------------------------------------------------
Machinery - Thermal Process -- 2.9%
-----------------------------------------------------------------
Samyoung Heat Exchanger Co., Ltd.            75,000   $ 1,290,070
-----------------------------------------------------------------
                                                      $ 1,290,070
-----------------------------------------------------------------
Telecommunication Equipment -- 2.7%
-----------------------------------------------------------------
Humax Co., Ltd.                              81,600   $ 1,205,817
-----------------------------------------------------------------
                                                      $ 1,205,817
-----------------------------------------------------------------
Total Republic of Korea
   (identified cost $8,398,755)                       $ 8,245,725
-----------------------------------------------------------------

SINGAPORE -- 12.8%

SECURITY                                  SHARES      VALUE
Food - Retail -- 5.9%
-----------------------------------------------------------------
Dairy Farm International Holdings
Ltd.(1)                                   3,825,000   $ 2,601,000
-----------------------------------------------------------------
                                                      $ 2,601,000
-----------------------------------------------------------------
Insurance -- 6.9%
-----------------------------------------------------------------
Great Eastern Holdings Ltd.                 510,000   $ 3,046,525
-----------------------------------------------------------------
                                                      $ 3,046,525
-----------------------------------------------------------------
Total Singapore
   (identified cost $4,075,242)                       $ 5,647,525
-----------------------------------------------------------------

TAIWAN -- 2.5%

SECURITY                                  SHARES      VALUE
Electronic Components - Miscellaneous -- 0.3%
-----------------------------------------------------------------
Procomp Informatics Co., Ltd.(1)             90,000   $   117,289
-----------------------------------------------------------------
                                                      $   117,289
-----------------------------------------------------------------
Investment Services -- 2.2%
-----------------------------------------------------------------
Fubon Securities Co., Ltd.                1,713,000   $   962,415
-----------------------------------------------------------------
                                                      $   962,415
-----------------------------------------------------------------
Total Taiwan
   (identified cost $1,041,518)                       $ 1,079,704
-----------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ASIAN SMALL COMPANIES PORTFOLIO AS OF AUGUST 31, 2001

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES      VALUE
-----------------------------------------------------------------

THAILAND -- 3.1%

SECURITY                                  SHARES      VALUE
Diversified Minerals -- 0.7%
-----------------------------------------------------------------
Banpu Public Co., Ltd.                      470,000   $   292,156
-----------------------------------------------------------------
                                                      $   292,156
-----------------------------------------------------------------
Property -- 0.5%
-----------------------------------------------------------------
Sammakorn Public Co., Ltd.                  350,000   $   205,696
-----------------------------------------------------------------
                                                      $   205,696
-----------------------------------------------------------------
Real Estate Operating/Development -- 1.9%
-----------------------------------------------------------------
Golden Land Property Development Public
Co., Ltd.                                 5,077,900   $   841,036
-----------------------------------------------------------------
                                                      $   841,036
-----------------------------------------------------------------
Total Thailand
   (identified cost $1,174,842)                       $ 1,338,888
-----------------------------------------------------------------
Total Common Stocks
   (identified cost $40,054,772)                      $41,431,225
-----------------------------------------------------------------
Total Investments -- 94.0%
   (identified cost $40,054,772)                      $41,431,225
-----------------------------------------------------------------
Other Assets, Less Liabilities -- 6.0%                $ 2,652,386
-----------------------------------------------------------------
Net Assets -- 100.0%                                  $44,083,611
-----------------------------------------------------------------

 (1)  Non-income producing security.
 (2) Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

                       SEE NOTES TO FINANCIAL STATEMENTS

ASIAN SMALL COMPANIES PORTFOLIO AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF AUGUST 31, 2001
Assets
-----------------------------------------------------
Investments, at value
   (identified cost, $40,054,772)         $41,431,225
Cash                                        2,037,660
Foreign currency, at value
   (identified cost, $454,296)                454,209
Receivable for investments sold                52,540
Dividends receivable                          135,065
Prepaid expenses                                  412
-----------------------------------------------------
TOTAL ASSETS                              $44,111,111
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Accrued expenses                          $    27,500
-----------------------------------------------------
TOTAL LIABILITIES                         $    27,500
-----------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $44,083,611
-----------------------------------------------------
Sources of Net Assets
-----------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $42,707,198
Net unrealized appreciation (computed on
   the basis of identified cost)            1,376,413
-----------------------------------------------------
TOTAL                                     $44,083,611
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
AUGUST 31, 2001
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes,
   $41,233)                               $    831,096
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $    831,096
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $    351,917
Administration fee                             117,196
Trustees' fees and expenses                      5,000
Custodian fee                                  169,540
Legal and accounting services                   34,864
Miscellaneous                                   11,062
------------------------------------------------------
TOTAL EXPENSES                            $    689,579
------------------------------------------------------
Deduct --
   Reduction of custodian fee             $    131,479
------------------------------------------------------
TOTAL EXPENSE REDUCTIONS                  $    131,479
------------------------------------------------------

NET EXPENSES                              $    558,100
------------------------------------------------------

NET INVESTMENT INCOME                     $    272,996
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)
      (net of foreign taxes, $470,537)    $  1,720,695
   Foreign currency transactions              (213,446)
------------------------------------------------------
NET REALIZED GAIN                         $  1,507,249
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $(13,833,407)
   Foreign currency                             33,910
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $(13,799,497)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(12,292,248)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(12,019,252)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ASIAN SMALL COMPANIES PORTFOLIO AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED       YEAR ENDED
IN NET ASSETS                             AUGUST 31, 2001  AUGUST 31, 2000
--------------------------------------------------------------------------
From operations --
   Net investment income (loss)           $       272,996  $      (190,304)
   Net realized gain                            1,507,249       14,259,948
   Net change in unrealized
      appreciation (depreciation)             (13,799,497)       6,732,050
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM OPERATIONS                        $   (12,019,252) $    20,801,694
--------------------------------------------------------------------------
Capital transactions --
   Contributions                          $       639,267  $    29,213,229
   Withdrawals                                 (8,831,081)     (14,204,876)
--------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $    (8,191,814) $    15,008,353
--------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS     $   (20,211,066) $    35,810,047
--------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------
At beginning of year                      $    64,294,677  $    28,484,630
--------------------------------------------------------------------------
AT END OF YEAR                            $    44,083,611  $    64,294,677
--------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ASIAN SMALL COMPANIES PORTFOLIO AS OF AUGUST 31, 2001

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                             YEAR ENDED AUGUST 31,
                                  --------------------------------------------
                                    2001        2000        1999        1998
------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          1.47%       1.34%       0.85%       0.50%
   Expenses after custodian
      fee reduction                  1.19%       1.13%       0.85%       0.50%
   Net investment income
      (loss)                         0.58%      (0.31)%      1.32%       1.34%
Portfolio Turnover                    109%        112%        105%        101%
------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $44,084     $64,295     $28,485     $15,207
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

ASIAN SMALL COMPANIES PORTFOLIO AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Asian Small Companies Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on January 19, 1996. The Portfolio seeks to achieve capital growth. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Marketable securities, including options, that are listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System are valued at closing sale prices, on the exchange where such securities are principally traded. Futures positions on securities or currencies are generally valued at closing settlement prices. Unlisted or listed securities for which closing sale prices are not available are valued at the mean between the latest bid and asked prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost which approximates value. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

 B Income -- Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

 C Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of total expenses in the Statement of Operations.

 D Income Taxes -- The Portfolio has elected to be treated as a partnership for United States Federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 E Financial Futures Contracts -- Upon the entering of a financial futures contract, the Portfolio is required to deposit (initial margin) either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by the Portfolio (margin maintenance) each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by the Portfolio. The Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest or currency exchange rates. Should interest or currency exchange rates move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. If the Portfolio enters into a closing transaction, the Portfolio will realize, for book purposes, a gain or loss equal to the difference between the value of the financial futures contract to sell and financial futures contract to buy.

 F Foreign Currency Translation -- Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

 G Forward Foreign Currency Exchange Contracts -- The Portfolio may enter into forward

ASIAN SMALL COMPANIES PORTFOLIO AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risk may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar. The Portfolio may enter into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until such time as the contracts have been closed or offset.

 H Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed based on the specific identification of the securities sold.

 I Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Lloyd George Investment Management (Bermuda) Limited (the Adviser), an affiliate of Eaton Vance Management
   (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, the Adviser receives a monthly fee of 0.0625% (0.75% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2001 the adviser fee was equivalent to 0.75% of average daily net assets. In addition, an administrative fee is earned by EVM for managing and administering the business affairs of the Portfolio. Under the administration agreement, EVM earns a monthly fee in the amount of 1/48th of 1% (0.25% annually) of the average daily net assets of the Portfolio up to $500,000,000, and at reduced rates as daily net assets exceed that level. For the year ended August 31, 2001 the administrative fee was 0.25% of average daily net assets. Except as to Trustees of the Portfolio who are not members of the Adviser or EVM's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser and administrative fees.

   Certain officers and Trustees of the Portfolio are officers of the above organizations.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $46,744,689 and $48,503,915, respectively, for the year ended August 31, 2001.

4 Federal Income Tax Basis of Investments
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at August 31, 2001, as computed on a federal income tax basis, are as follows:

    AGGREGATE COST                            $ 40,054,772
    ------------------------------------------------------
    Gross unrealized appreciation             $  6,767,646
    Gross unrealized depreciation               (5,391,193)
    ------------------------------------------------------
    NET UNREALIZED APPRECIATION               $  1,376,453
    ------------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. The Portfolio may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended August 31, 2001.

6 Risks Associated with Foreign Investments
-------------------------------------------
   Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and

ASIAN SMALL COMPANIES PORTFOLIO AS OF AUGUST 31, 2001

NOTES TO FINANCIAL STATEMENTS CONT'D

   financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the United States.

7 Financial Instruments
-------------------------------------------
   The Portfolio regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include forward foreign currency exchange contracts and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At August 31, 2001 there were no outstanding obligations under these financial instruments.

ASIAN SMALL COMPANIES PORTFOLIO AS OF AUGUST 31, 2001

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND INVESTORS
OF ASIAN SMALL COMPANIES PORTFOLIO:
---------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Asian Small Companies Portfolio as of August 31, 2001, the related statement of operations for the year ended, the statement of changes in net assets for each of the two years in the period then ended and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of Asian Small Companies Portfolio at August 31, 2001, the results of its operations, the changes in its net assets and its supplementary data for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
October 5, 2001

EATON VANCE ASIAN SMALL COMPANIES FUND AS OF AUGUST 31, 2001

INVESTMENT MANAGEMENT

EATON VANCE ASIAN SMALL COMPANIES FUND

Officers

James B. Hawkes
President and Trustee

Thomas E. Faust, Jr.
Vice President

James L. O'Connor
Treasurer

Alan R. Dynner
Secretary

Trustees

Jessica M. Bibliowicz
President and Chief Executive Officer,
National Financial Partners

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

ASIAN SMALL COMPANIES PORTFOLIO

Officers

Hon. Robert Lloyd George
President and Trustee

James B. Hawkes
Vice President and Trustee

Zaheer Sitabkhan
Vice President and
Portfolio Manager

William Walter Raleigh Kerr
Vice President and Assistant
Treasurer

James L. O'Connor
Vice President and Treasurer

Alan R. Dynner
Secretary

Trustees

Hon. Edward K.Y. Chen
President of Lingnan College,
University of Hong Kong

Donald R. Dwight
President, Dwight Partners, Inc.

Samuel L. Hayes, III
Jacob H. Schiff Professor of Investment
Banking Emeritus, Harvard University
Graduate School of Business Administration

Norton H. Reamer
Chairman and Chief Operating Officer,
Hellman, Jordan Management Co., Inc.
President, Jordan Simmons Capital LLC
and Unicorn Corporation

Lynn A. Stout
Professor of Law,
UCLA School of Law

Jack L. Treynor
Investment Adviser and Consultant

SPONSOR AND MANAGER OF EATON VANCE ASIAN SMALL COMPANIES FUND
AND ADMINISTRATOR OF ASIAN SMALL COMPANIES PORTFOLIO
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADVISER OF ASIAN SMALL COMPANIES PORTFOLIO
LLOYD GEORGE INVESTMENT MANAGEMENT (BERMUDA) LIMITED
3808 One Exchange Square
Central, Hong Kong

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC, INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022


                                 EATON VANCE FUNDS
                              EATON VANCE MANAGEMENT
                          BOSTON MANAGEMENT AND RESEARCH
                           EATON VANCE DISTRIBUTORS, INC.

                                  PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122


EATON VANCE ASIAN SMALL COMPANIES FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109


--------------------------------------------------------------------------------
   This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
--------------------------------------------------------------------------------
405-10/01                                                                  ASSRC